UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 4, 2005


                             Continucare Corporation
             (Exact name of registrant as specified in its Charter)


                                 Florida 1-12115
            (State of other jurisdiction or (Commission File Number)
                         incorporation or organization)


                7200 Corporate Center Drive, Suite 600
                            Miami, Florida                       33126
               (Address of principal executive offices)       (Zip Code)

                                   59-2716023
                        (IRS Employer Identification No.)


                                 (305) 500-2000
              (Registrant's telephone number, including area code)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement


         On May 4, 2005, Patrick M. Healy, Executive Vice President of Operations of Continucare Corporation (the "Company") and a member of the Company's Board of Directors announced his resignation from his employment with the Company and from the Company's Board of Directors. In connection with his resignation, the Company entered into a Consulting Agreement with Mr. Healy, pursuant to which Mr. Healy will perform consulting services for the Company for a period of twelve months and the Company will pay Mr. Healy an annual consulting fee of $225,000. During the twelve-month consulting period the Company will also reimburse Mr. Healy for any COBRA insurance expenses he may incur.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         See Item 1.01 above.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CONTINUCARE CORPORATION


                                    By: /s/ Fernando L.  Fernandez
                                       -------------------------------
                                       Senior Vice President - Finance,
                                       Chief Financial Officer and
                                       Treasurer



Dated:   May 4, 2004